Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 2

Dated as of September 21, 2010

to

CREDIT AGREEMENT

Dated as of February 8, 2010

THIS AMENDMENT NO. 2 (“Amendment”) is made as of September 21, 2010 by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Collateral Agent (the “Collateral Agent”) and as Administrative Agent (the “Administrative Agent” and, together with the Collateral Agent, the “Agents”), under that certain Credit Agreement dated as of February 8, 2010 by and among the Borrower, the Lenders and the Agents (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments and waivers with respect to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments and waivers on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to:

(i) add the following definitions in their appropriate alphabetical order therein:

“ “Non-Consenting Lender” means, in connection with any proposed amendment, waiver or consent requiring the consent of each Lender or “each Lender directly and adversely affected thereby,” any Lender whose consent is necessary to such amendment, waiver or consent but is not obtained, notwithstanding that the consent of the Required Lenders is obtained.”

“ “Non-Extending Lender” means Israel Discount Bank of New York.”

“ “Non-Extending Lender Revolving Loan Termination Date” means May 3, 2013.”

(ii) amend and restate the definitions of “Lenders”, “Payment Date” and “Revolving Loan Termination Date” in their entirety as follows:

“ “Lenders” means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns; provided, however, that as of the Non-Extending Lender Revolving Loan Termination Date, so long as the Borrower has paid all Obligations owing to such Non-Extending Lender, the Non-Extending Lender shall no longer be a Lender hereunder. Unless otherwise specified, the term “Lenders” includes the Swing Line Lender and the LC Issuer.”

“ “Payment Date” means the first day of each April, July, October and January and the Revolving Loan Termination Date (or in the case of the Non-Extending Lender, the Non-Extending Lender Revolving Loan Termination Date). The first Payment Date under this Agreement is April 1, 2010.”

“ “Revolving Loan Termination Date” means the earlier of (a) December 31, 2013 (or, solely with respect to the Non-Extending Lender, the Non-Extending Lender Revolving Loan Termination Date) and (b) the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to Section 2.2 hereof or the Revolving Loan Commitments pursuant to Section 8.1 hereof.”; and

(iii) amend the definition of “Revolving Loan Commitment” to add the following proviso to the end of such definition:

“; provided, that on the Non-Extending Lender Revolving Loan Termination Date, the Non-Extending Lender’s Revolving Loan Commitment shall be terminated (it being understood that, to the extent any Obligations owing to such Non-Extending Lender remain unpaid after the Non-Extending Lender Revolving Loan Termination Date, then for so long as any such Obligations remain outstanding and solely for purposes of determining the Non-Extending Lender’s Revolving Loan Pro Rata Share of any payments made in respect of such Obligations, such Non-Extending Lender’s Revolving Loan Commitment shall be deemed to be equal to the amount of its Revolving Loan Commitment immediately prior to such Revolving Loaning Commitment being terminated)”.

(b) Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.1 Revolving Loan Commitments. From and including the Closing Date and prior to the Revolving Loan Termination Date applicable to each Lender, upon the satisfaction of the conditions precedent set forth in Section 4.1 and 4.2, as applicable, each such Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to (i) make Revolving Loans to the Borrower from time to time and (ii)

participate in Facility LCs issued upon the request of the Borrower, in each case in an amount not to exceed in the aggregate at any one time outstanding its Revolving Loan Pro Rata Share of the Available Aggregate Revolving Loan Commitment; provided that at no time shall the Aggregate Outstanding Revolving Credit Exposure hereunder exceed the Adjusted Available Aggregate Revolving Loan Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans from each Lender at any time prior to the Revolving Loan Termination Date applicable to such Lender. The commitment of each Lender to lend hereunder shall automatically expire on the Revolving Loan Termination Date applicable to such Lender. The LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.20.”

(c) Section 2.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Any outstanding Revolving Loans made by any Lender shall be paid in full by the Borrower on the Revolving Loan Termination Date applicable to such Lender and all other unpaid Obligations owing to such Lender shall be paid in full by the Borrower on the later of the date when due or the Revolving Loan Termination Date applicable to such Lender. Following the payment in full of the Non-Extending Lender’s Revolving Loans on the Non-Extending Lender Revolving Loan Termination Date, the outstanding Revolving Loans shall be reallocated among the other Lenders in accordance with such Lenders’ Revolving Loan Pro Rata Shares, determined after giving effect to the termination of the Non-Extending Lender’s Revolving Loan Commitment (provided that, to the extent such reallocation shall cause the Aggregate Outstanding Revolving Credit Exposure to exceed the Aggregate Revolving Loan Commitment or cause any Lender’s Outstanding Revolving Credit Exposure to exceed such Lender’s Revolving Loan Commitment, the Borrower shall, on such date of reallocation, prepay the Revolving Loans and cash collateralize outstanding LC Exposure in an amount sufficient to eliminate any such excess). In addition, if at any time the Aggregate Outstanding Revolving Credit Exposure hereunder exceeds the Adjusted Available Aggregate Revolving Loan Commitment, the Borrower shall promptly (i) make a mandatory prepayment of the Loans in an amount equal to such excess (or, if such excess exceeds $10,000,000, the Ratable Share of such excess), and (ii) if such excess (or if the excess is greater than $10,000,000, the Ratable Share of such excess) is greater than the outstanding principal amount of the Revolving Loans, cash collateralize the outstanding LC Obligations by depositing funds in the Facility LC Collateral Account, in an aggregate amount equal to the remaining excess (or, if the excess is greater than $10,000,000, the Ratable Share of the remaining excess). Notwithstanding the termination of the Revolving Loan Commitments under this Agreement on the Revolving Loan Termination Date (and the termination of the Non-Extending Lender’s Revolving Loan Commitment on the Non-Extending Lender Revolving Loan Termination Date), until all of the Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied and all financing arrangements among the Borrower and the Lenders hereunder and under the other Loan Documents shall have been terminated, all of the rights and remedies under this Agreement and the other Loan Documents shall survive.”

(d) Section 2.4.4 of the Credit Agreement is hereby amended to add the following proviso to the end of the first sentence thereof:

“; provided, however, that on the Non-Extending Lender Revolving Loan Termination Date, the Revolving Loans of such Non-Extending Lender made pursuant to this Section 2.4.4 shall be reallocated among the other Lenders in accordance with such Lenders’ Revolving Loan Pro Rata Shares, determined after giving effect to the termination of the Non-Extending Lender’s Revolving Loan Commitment (provided that, to the extent such reallocation shall cause the Aggregate Outstanding Revolving Credit Exposure to exceed the Aggregate Revolving Loan Commitment or cause any Lender’s Outstanding Revolving Credit Exposure to exceed such Lender’s Revolving Loan Commitment, the Borrower shall, on such date of reallocation, prepay the Revolving Loans and cash collateralize outstanding LC Exposure in an amount sufficient to eliminate any such excess)”.

(e) Section 2.10 of the Credit Agreement is hereby amended to amend and restate the last sentence thereof in its entirety as follows:

“No Interest Period in respect of any Revolving Loan made by any Lender may end after the Revolving Loan Termination Date applicable to such Lender.”

(f) Section 2.19 of the Credit Agreement is hereby amended as follows:

(i) by inserting the phrase “, if any Lender becomes a Non-Consenting Lender” immediately after the phrase “if any Lender becomes a Defaulting Lender” in the first sentence thereof; and

(ii) by inserting the phrase “or such Lender continues to be a Non-Consenting Lender,” immediately after the phrase “or such suspension is still effective” in the first sentence thereof.

(g) Section 2.20.2 of the Credit Agreement is hereby amended to add the following proviso to the end of such Section:

“; provided, however, that on the Non-Extending Lender Revolving Loan Termination Date, the participations so sold and purchased by the Non-Extending Lender shall be reallocated among the other Lenders in accordance with such Lenders’ Revolving Loan Pro Rata Shares, determined after giving effect to the termination of the Non-Extending Lender’s Revolving Loan Commitment (provided that, to the extent such reallocation shall cause the Aggregate Outstanding Revolving Credit Exposure to exceed the Aggregate Revolving Loan Commitment or cause any Lender’s Outstanding Revolving Credit Exposure to exceed such Lender’s Revolving Loan Commitment, the Borrower shall, on such date of reallocation, prepay the Revolving Loans and cash collateralize outstanding LC Exposure in an amount sufficient to eliminate any such excess)”.

(h) Section 11.2 of the Credit Agreement is hereby amended to amend and restate the parenthetical in the first sentence thereof in its entirety as follows:

“(other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5 or the payment in full of all Obligations owing to the Non-Extending Lender on the Non-Extending Lender Revolving Loan Termination Date)”.

(i) Section 12.3.3 of the Credit Agreement is hereby amended to add the phrase “applicable to such Lender” immediately after the term “Revolving Loan Termination Date” in the last sentence thereof.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, each Lender other than the Non-Extending Lender, the Administrative Agent and the Collateral Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) such other opinions, instruments and documents as are reasonably requested by the Administrative Agent and the Collateral Agent, (b) the Borrower shall have paid, for the account of each Lender approving this Amendment in its entirety, an upfront fee in an amount equal to 0.05% multiplied by such Lender’s Commitment, and (c) the Borrower shall have paid, to the extent invoiced, all fees and expenses of the Administrative Agent and its affiliates (including attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC.,
as the Borrower

By:	/s/ J. Brandon Black
Name: J. Brandon Black Title: President

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Anna C. Araya
Name: Anna C. Araya Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:	/s/ Anna C. Araya
Name: Anna C. Araya Title: Vice President

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christopher D. Pannacciulli
Name: Christopher D. Pannacciulli Title: Senior Vice President

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

FIFTH THIRD BANK, as a Lender

By:	/s/ Gregory J. Vollmer
Name: Gregory J. Vollmer Title: Vice President

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

SUNTRUST BANK, as a Lender

By:	/s/ Mark E. McCall
Name: Mark E. McCall Title: Managing Director

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Ryan Vetsch
Name: Ryan Vetsch Title: Authorized Signatory

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Michael Powell
Name: Michael Powell Title: Senior Vice President and Manager

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

ING CAPITAL LLC, as a Lender

By:	/s/ Mary Fortsner
Name: Mary Fortsner Title: Director

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

CITIBANK, N.A., as a Lender

By:	/s/ Rita Raychaudhuri
Name: Rita Raychaudhuri Title: Senior Vice President

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

COMPASS BANK, as a Lender

By:	/s/ Nancy Zezza
Name: Nancy Zezza Title: Senior Vice President

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

BANK LEUMI, USA, as a Lender

By:	/s/ Jacques Delvoye
Name: Jacques Delvoye Title: FVP

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

MANUFACTURERS BANK, as a Lender

By:	/s/ Maureen Kelly
Name: Maureen Kelly Title: Vice President

Signature Page to Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement dated as of February 8, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., in its individual capacity as a Lender and in its capacites as contractual representative (the “Administrative Agent”) and as collateral agent (the “Collateral Agent”), which Amendment No. 2 is dated as of September 21, 2010 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent, the Collateral Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: September 21, 2010

[Signature Page Follows]

MIDLAND CREDIT MANAGEMENT, INC.		ASCENSION CAPITAL GROUP, INC.

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name: J. Brandon Black Title: President		Name: J. Brandon Black Title: President

MIDLAND PORTFOLIO SERVICES, INC.		MIDLAND FUNDING LLC

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name: J. Brandon Black Title: President		Name: J. Brandon Black Title: President

MIDLAND INDIA LLC		MIDLAND INTERNATIONAL LLC

By:	/s/ Ronald E. Naves, Jr.	By:	/s/ J. Brandon Black
Name: Ronald E. Naves, Jr. Title: Secretary		Name: J. Brandon Black Title: President

MIDLAND FUNDING NCC-2 CORPORATION		MRC RECEIVABLES CORPORATION

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name: J. Brandon Black Title: President		Name: J. Brandon Black Title: President

Signature Page to Consent and Reaffirmation

Amendment No. 2

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010